           THE TRAVELERS SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Chairman of the Board, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Five for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of June 1998.


                                            /s/ Michael A. Carpenter
                                            Chairman of the Board, President
                                            and Chief Executive Officer
                                            The Travelers Insurance Company

           THE TRAVELERS SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, JAY S. BENET of West Hartford, Connecticut, a director and Senior Vice President of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Five for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of June 1998.


                                         /s/ Jay S. Benet
                                         Director and Senior Vice President
                                         The Travelers Insurance Company

           THE TRAVELERS SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, GEORGE C. KOKULIS of Simsbury. Connecticut, a director and Senior Vice President of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Five for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of June 1998.



                                            /s/ George C. Kokulis
                                            Director and Senior Vice President
                                            The Travelers Insurance Company

           THE TRAVELERS SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, ROBERT I. LIPP of Scarsdale, New York, a director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Five for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of June 1998.



                                            /s/Robert I. Lipp
                                            Director
                                            The Travelers Insurance Company

           THE TRAVELERS SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, IAN R. STUART of East Hampton, Connecticut, a director, Senior Vice President and Chief Financial Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Five for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of June 1998.



                                          /s/Ian R. Stuart
                                          Director, Senior Vice President and
                                          Chief Financial Officer
                                          The Travelers Insurance Company

           THE TRAVELERS SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, a director, Senior Vice President and General Counsel of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Separate Account Five for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of June 1998.


                                         /s/Katherine M. Sullivan
                                         Director, Senior Vice President and
                                         General Counsel
                                         The Travelers Insurance Company